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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 7, 1998



                         COMPREHENSIVE CARE CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                     0-5751                   95-2594724
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


        4200 WEST CYPRESS, SUITE 300
              TAMPA, FLORIDA                                  33607
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   (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (813) 876-5036


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ITEM 5. OTHER EVENTS.

        Holders of $398,000 aggregate principal amount of the Company's 7-1/2% Convertible Subordinated Debentures Due April 15, 2010 (the "Debentures") elected to convert their Debentures at the reduced conversion price of $13.50 per share of Common Stock, which reduced conversion price was in effect during the period from June 23, 1998 to July 7, 1998. As a result of such conversions, a total of 29,479 shares of Common Stock was issued by the Company and $2,294,000 aggregate principal amount of Debentures remain outstanding. Commencing on July 8, 1998, the conversion price of the Debentures reverted to $248.12 per share, the conversion price in effect prior to the reduction.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMPREHENSIVE CARE CORPORATION


                                    By:    /s/ Chriss W. Street
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                                           Chriss W. Street
                                           Chairman, President and
                                           Chief Executive Officer
Date:  July 14, 1998

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